Exhibit 10.3

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Second Amendment”) dated as of January 12, 2012, is by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the “Borrower”), AMERIGAS PROPANE, INC., a Pennsylvania corporation (the “General Partner”), the lenders from time to time party to the Credit Agreement (collectively, the “Lenders”; individually, a “Lender”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”).

WITNESSETH:

WHEREAS, the Borrower, the General Partner, the Agent, and the Lenders are parties to that certain Credit Agreement dated as of June 21, 2011 (as in effect on the date hereof and amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Credit Agreement”; terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement);

WHEREAS, the Borrower and the General Partner have requested that the Agent and the Lenders agree to revise the Credit Agreement to, among other things: (a) increase the Revolving Credit Commitments by up to $200,000,000 (the “Increased Commitments”) to an aggregate amount of $525,000,000, (b) extend the Revolving Credit Maturity Date to October 15, 2016, and (c) amend certain other provisions of the Credit Agreement to provide for the acquisition (the “Acquisition”) of Heritage Propane L.P. (“Heritage”) and Titan Propane, L.P. (“Titan”);

WHEREAS, in connection with the Acquisition, AmeriGas Finance LLC and AmeriGas Finance Corp., each a Subsidiary of the MLP, have issued up to $1,550,000,000 of senior unsecured notes (the “Financing Notes”) to finance the Acquisition (the “Heritage Financing”); and

WHEREAS, the Agent and the Lenders have agreed to make such revisions on the terms and conditions set forth in this Second Amendment;

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Amendment. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

1.01.	Definitions.

(a)	Section 1.1 of the Credit Agreement shall be amended as follows:

(i)	The definition of “Consolidated EBITDA” shall be deleted in its entirety and replaced with the following:

“means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for any Person and its Subsidiaries in accordance with GAAP: (a) Consolidated Net Income for such period plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income: (i) Consolidated Interest Expense, (ii) Consolidated Income Tax Expense, and (iii) depreciation and amortization of property, plant and equipment and intangible assets, in each case for such period, plus (c) any transaction costs associated with the Heritage Acquisition in an amount not to exceed $60,000,000 in the aggregate during the first eight (8) fiscal quarters following the date of the Heritage Acquisition, plus (d) synergies anticipated to result from the Heritage Acquisition in the amount of up to (i) $50,000,000 for the period ending September 30, 2011, the period ending December 31, 2011, the period ending March 31, 2012 and the period ending June 30, 2012, (ii) $32,200,000 for the period ending September 30, 2012, and (iii) $20,600,000 for the period ending December 31, 2012. For purposes of the Consolidated MLP Total Leverage Ratio and the Consolidated Borrower Total Leverage Ratio, Consolidated EBITDA (x) shall be adjusted on a Pro Forma Basis for (1) any Permitted Acquisition which is in excess of $25,000,000 or (2) Asset Dispositions which, individually or in the aggregate, are in excess of $25,000,000 and (y) may be adjusted on a Pro Forma Basis for any Permitted Acquisition which individually is less than $25,000,000 but, when taken together with all other Permitted Acquisitions, is in excess of $25,000,000.”

(ii)	The definition of “L/C Commitment” shall be deleted in its entirety and replaced with the following:

“means the lesser of (a) ONE HUNDRED AND TWENTY-FIVE MILLION DOLLARS ($125,000,000) and (b) the Revolving Credit Commitment.”

(iii)	The definition of “Permitted Acquisition” shall be revised as follows:

(1)	Deleting “and” from the end of subsection (d);

(2)	Deleting the period from the end of subsection (e) and substituting “; and” in its place; and

(3)	Adding a new subsection (f) to the end of the definition as follows:

“(f) the acquisition of Heritage Propane, L.P. and Titan Propane, L.P. (together, “Heritage”) directly or indirectly by the Borrower.”

(iv)	The definition of Revolving Credit Maturity Date shall be deleted in its entirety and replaced with the following:

“means the earliest to occur of (a) October 15, 2016, (b) the date of termination of the entire Revolving Credit Commitment by the Borrower pursuant to Section 2.5, or (c) the date of termination of the Revolving Commitment pursuant to Section 12.2(a).”

(v)	The following shall be added in its proper alphabetical place:

“Heritage” has the meaning given to such term in clause (f) of the definition of “Permitted Acquisition.”

“Heritage Acquisition” means the acquisition by the Borrower directly or indirectly of Heritage.

“Heritage Note Purchase Agreements” has the meaning given to such term in Section 11.1(p).

“Heritage Notes” has the meaning given to such term in Section 11.1(p).

1.02.	Financial Covenants

(a)	Section 10.1 shall be deleted in its entirety and replaced with the following:

“(a) As of the end of each fiscal quarter through the fiscal quarter ending June 30, 2012, permit the Consolidated MLP Total Leverage Ratio to be greater than 5.25 to 1.00 and (b) as of the end of any fiscal quarter after the fiscal quarter ending June 30, 2012, permit the Consolidated MLP Total Leverage Ratio to be greater than 5.00 to 1.00.”

1.03.	Limitations on Indebtedness

(a)	Section 11.1 shall be amended as follows:

(1)	Deleting “and” from the end of subsection (n);

(2)	Deleting the period from the end of subsection (o) and substituting “; and” in its place; and

(3)	Adding a new subsection (p) to the end of the definition as follows:

“(p) Secured Indebtedness under those certain notes (the “Heritage Notes”) issued pursuant to those certain Note Purchase Agreements, dated as of November 19, 1997 and August 10, 2000, each between Heritage Operating, L.P. and the purchasers named therein (as amended, the “Heritage Note Purchase Agreements”) in the aggregate principal amount not to exceed $71,300,000.”

1.04.	Limitations on Liens

(a)	Section 11.2 shall be amended as follows:

(1)	Deleting “and” from the end of subsection (q);

(2)	Deleting the period from the end of subsection (r) and substituting “; and” in its place; and

(3)	Adding a new subsection (s) to the end of the definition as follows:

“(s) Liens in effect on the date hereof securing the Heritage Notes permitted pursuant to Section 11.1(p).”

1.05.	No Further Negative Pledges; Restrictive Agreements.

(a)	Section 11.10(a) shall be amended as follows:

(1)	Adding “except for the Heritage Note Purchase Agreements” at the end of the paragraph.

(b)	Section 11.10(b) shall be amended as follows:

(1)	Deleting “and” from the end of subclause (G);

(2)	Deleting the period from the end of subclause (H) and substituting “and” in its place; and

(3)	Adding a new subclause (I) to the end of the paragraph as follows:

“(I) the Heritage Note Purchase Agreements.”

1.06.	Schedules

(a)

The Schedules to the Credit Agreement shall be amended and restated in their entirety with the Schedules provided by the Borrower no later than thirty (30) days from the date hereof. Such Schedules shall be true and correct as of the date on which they are provided and each reference in the Credit Agreement to the Closing Date made in connection with a disclosure which references the Schedules shall be deemed a reference to the date on which such amended and restated Schedules are delivered.

Section 2. Representations and Warranties. The Borrower and the General Partner represent and warrant to the Agent and each Lender that:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment.

(b) This Second Amendment has been duly executed and delivered by the Borrower or General Partner, as applicable, and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance of this Second Amendment.

(d) The representations and warranties set forth in Article VII of the Credit Agreement (in the case of Sections 7.1 through 7.27, relating to the Borrower and the Subsidiary Guarantors and in the case of Sections 7.1 through 7.6, 7.9 through 7.11, 7.21, 7.22, 7.23, 7.25, 7.27 and 7.28, relating to the General Partner) are true and correct in all material respects on the date hereof as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier time or date, in which case they shall have been true and correct in all material respects as of such earlier time or date) and as if each reference in said Article VII to “this Agreement” includes reference to this Second Amendment and the Credit Agreement as amended by this Second Amendment; provided, however, with respect to any representation or warranty which references a Schedule, such representation and warranty shall be true and correct in all material respects on the date such Schedule is delivered pursuant to Section 1.06 hereof.

(e) There has occurred since September 30, 2011, no event or circumstance that has resulted in, or presents a reasonable likelihood of having, a Material Adverse Effect.

(f) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof (before and after giving effect to the Second Amendment).

(g) There are no set-offs or defenses against the Notes, the Credit Agreement as amended by this Second Amendment or any other Loan Document.

(h) Heritage Operating, L.P. is a Material Subsidiary and has become a party to the Guaranty Agreement; provided, that its guaranty shall be limited to the amount it is permitted to incur under the Heritage Notes as long as the Heritage Notes remain outstanding.

(i) Titan Propane LLC is a Material Subsidiary and has become a party to the Guaranty Agreement.

Section 3. Conditions Precedent. The effectiveness of this Second Amendment is subject to the satisfaction of the following conditions precedent:

3.01. Execution. This Second Amendment shall have been executed and delivered by the Borrower, the General Partner, the Agent and the Lenders, and the Consent

attached hereto (the “Consent”) shall have been executed and delivered by each Subsidiary Guarantor.

3.02. Officer’s Certificate. A certificate from a Responsible Officer of the General Partner to the effect that (A) all representations and warranties of the Credit Parties contained in the Credit Agreement, this Second Amendment and the other Loan Documents are true, correct and complete in all material respects (except for those representations and warranties that are already qualified by materiality or Material Adverse Effect, which shall be true, correct and complete in all respects); (B) none of the Credit Parties is in violation of any of the covenants contained in the Credit Agreement and the other Loan Documents; (C) after giving effect to the transactions contemplated by this Second Amendment, no Default or Event of Default has occurred and is continuing; and (D) to the extent the Borrower requests a Loan on the date hereof, that each of the Credit Parties, as applicable, has satisfied each of the conditions set forth in Section 6.2 of the Credit Agreement.

3.03. Certificate of Secretary of each Credit Party. A certificate of the Secretary or Assistant Secretary of the General Partner certifying as to the incumbency and genuineness of the signature of each officer of the General Partner executing (or other Person authorized by the General Partner to execute) Loan Documents to which it or the Borrower is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation of the General Partner and the Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in their respective jurisdictions of incorporation or formation, (B) the bylaws or other governing document of the General Partner and the Borrower as in effect on the date hereof, (C) resolutions duly adopted by the board of directors (or other governing body) of the General Partner authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which the General Partner and the Borrower are a party, and (D) to the extent the Borrower requests a Loan on the date hereof, each certificate required to be delivered pursuant to Section 6.1(b)(iii) of the Credit Agreement.

3.04. Certificates of Good Standing. Certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of organization.

3.05. Opinions of Counsel. A favorable opinion of Morgan, Lewis & Bockius, LLP addressed to the Agent and the Lenders with respect to the Credit Parties, the Second Amendment, the Loan Documents and such other matters as the Agent or its counsel shall request.

3.06. Ownership of the General Partner and the Borrower. The organizational structure and corporate structure of the General Partner, the Borrower and their respective Subsidiaries shall be as previously disclosed to the Agent which shall be set forth on Schedule 7.2 as amended and delivered in accordance with Section 1.06 hereof.

3.07. Financial Statements. The Agent shall have received (A) the audited consolidated financial statements of MLP, the Borrower and their respective Subsidiaries for the fiscal year ended September 30, 2011 and (B) the unaudited consolidated financial statements of Heritage and Titan and their respective Subsidiaries for the fiscal year ended December 31, 2010 and interim unaudited financial statements of Heritage and Titan for each quarterly period ended since the last audited financial statements through September 30, 2011, in each case, on either a combined or on a stand-alone basis.

3.08. Pro Forma Financial Statements. The Agent shall have received pro forma consolidated financial statements for the MLP and its Subsidiaries for the four-quarter period most recently ended prior to the issuance of the Financing Notes (for which financial statements are available) calculated on a Pro Forma Basis after giving effect to this Second Amendment and the Acquisition (prepared in accordance with Regulation S-X under the Securities Act of 1933, as amended, and all other rules and regulations of the SEC under such Securities Act) and a pro forma balance sheet of the MLP and its Subsidiaries as of such date giving pro forma effect to the Second Amendment and the Acquisition.

3.09. Financial Projections. The Agent shall have received (A) projections prepared by management of the General Partner, of balance sheets, income statements and cash flow statements of MLP and its Subsidiaries on a quarterly basis for Fiscal Year 2012 and (B) projections prepared by management of the General Partner, of balance sheets, income statements and cash flow statements of MLP and its Subsidiaries on an annual basis for Fiscal Year 2012, Fiscal Year 2013, Fiscal Year 2014 and Fiscal Year 2015.

3.10. Acquisition. The Agent shall have received a copy of the Contribution and Redemption Agreement by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Heritage ETC, L.P. and the MLP dated as of October 15, 2011 executed in connection with the Acquisition and as filed with the SEC (the “Acquisition Agreement”) and all schedules thereto and the MLP shall, simultaneously with the execution of this Second Amendment, consummate the Acquisition in accordance with the terms and conditions of the Acquisition Agreement without any waiver, modification or consent thereunder materially adverse to the Lenders unless approved by the Agent, which approval shall not be unreasonably withheld or delayed.

3.11. Heritage Financing. The MLP, directly or indirectly, shall have consummated the Heritage Financing on terms and conditions substantially similar to the existing outstanding notes of the MLP.

3.12. Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Agent. The Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Agreement.

3.13. Patriot Act. The MLP, the Borrower and each of the Subsidiary Guarantors shall have provided to the Agent and the Lenders the documentation and other information requested by the Agent in order to comply with requirements of the Act.

3.14. Payment at Closing. The Borrower shall have paid (A) to the Agent, the Arranger and the Lenders the fees set forth or referenced in that certain Fee Letter dated as of November 7, 2011 and executed by the Borrower and the General Partner and any other invoiced, accrued and unpaid fees or commissions due and (B) all reasonable and documented fees, charges and disbursements of counsel to the Agent (directly to such counsel if requested by the Agent) to the extent invoiced, accrued and unpaid prior to or on the date hereof.

Section 4. General. References (i) in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder,” “hereof” and words of like import referring to the Credit Agreement), and (ii) in the other Loan Documents to “the Credit Agreement” and “the Agreement” (and indirect references such as “thereunder,” “thereof” and words of like import referring to the Credit Agreement) shall be deemed to be references to the Credit Agreement as amended by this Second Amendment.

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement and all other Loan Documents shall remain unchanged and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Second Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Second Amendment by telefacsimile or by email in portable document format (“.pdf”) shall constitute delivery of a manually executed counterpart of this Second Amendment. This Second Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER: AMERIGAS PROPANE, L.P.

By:	AMERIGAS PROPANE, INC.,
as General Partner

By:	/s/ John S. Iannarelli
	Name:	John S. Iannarelli
	Title:	Vice President – Finance and Chief Financial Officer

GENERAL PARTNER: AMERIGAS PROPANE, INC.

By:	/s/ John S. Iannarelli
	Name:	John S. Iannarelli
	Title:	Vice President – Finance and Chief Financial Officer

Signature Page

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Amendment No. 2 to Credit Agreement

(AmeriGas Propane, L.P.)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Frederick W. Price
Name: Frederick W. Price
Title: Managing Director

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Amendment No. 2 to Credit Agreement

(AmeriGas Propane, L.P.)

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Glenn A. Page
Name: Glenn A. Page
Title: Senior Vice President

Signature Page

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Amendment No. 2 to Credit Agreement

(AmeriGas Propane, L.P.)

CITIBANK, N.A., as a Lender

By:	/s/ John Miller
Name: John Miller
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Helen D. Davis
Name: Helen D. Davis
Title: Vice President

Signature Page

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Amendment No. 2 to Credit Agreement

(AmeriGas Propane, L.P.)

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Meredith Jermann
Name: Meredith Jermann
Title: Vice President

Signature Page

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Amendment No. 2 to Credit Agreement

(AmeriGas Propane, L.P.)

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Leslie D. Broderick
Name: Leslie D. Broderick
Title: Senior Vice President

Signature Page

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Amendment No. 2 to Credit Agreement

(AmeriGas Propane, L.P.)

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Richard K. Fronapfel, Jr.
Name: Richard K. Fronapfel, Jr.
Title: Vice President

Signature Page

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Amendment No. 2 to Credit Agreement

(AmeriGas Propane, L.P.)

COMPASS BANK, as a Lender

By:	/s/ David C. Moriniere
Name: David C. Moriniere
Title: Senior Vice President

Signature Page

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Amendment No. 2 to Credit Agreement

(AmeriGas Propane, L.P.)

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:	/s/ Tracey E. Sawyer-Calhoun
Name: Tracey E. Sawyer-Calhoun
Title: Vice President

Signature Page

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Amendment No. 2 to Credit Agreement

(AmeriGas Propane, L.P.)

SOVEREIGN BANK, as a Lender

By:	/s/ Robert D. Lanigan
Name: Robert D. Lanigan
Title: Senior Vice President

Signature Page

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Amendment No. 2 to Credit Agreement

(AmeriGas Propane, L.P.)

TD BANK, N.A., as a Lender

By:	/s/ Shannon Batchman
Name: Shannon Batchman
Title: Director

Signature Page

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Amendment No. 2 to Credit Agreement

(AmeriGas Propane, L.P.)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Director

By:	/s/ Sanja Gazahi
Name: Sanja Gazahi
Title: Associate

Signature Page

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Amendment No. 2 to Credit Agreement

(AmeriGas Propane, L.P.)

SCHEDULE 1.1-2

REVOLVING CREDIT COMMITMENTS

September 30,
Revolving Credit Lender	Revolving Credit Commitment
Wells Fargo Bank, National Association	$80,000,000
Branch Banking and Trust Company	$40,000,000
Citibank, N.A.	$40,000,000
JPMorgan Chase Bank, N.A.	$67,500,000
PNC Bank, National Association	$50,000,000
Citizens Bank of Pennsylvania	$50,000,000
The Bank of New York Mellon	$30,000,000
Compass Bank	$25,000,000
Manufacturers and Traders Trust Company	$25,000,000
Sovereign Bank	$25,000,000
TD Bank, N.A.	$25,000,000
Credit Suisse AG, Cayman Islands Branch	$67,500,000

TOTAL	$525,000,000